ManpowerGroup Third Quarter Results | October 20, 2017 Exhibit 99.2

ManpowerGroup October 2017 2 FORWARD-LOOKING STATEMENT This presentation contains statements, including financial projections, that are forward- looking in nature. These statements are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2016, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements.

ManpowerGroup October 2017 3 ManpowerGroup 2017 Third Quarter Results Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Annual Report on our Web site. Consolidated Financial Highlights As Reported Q3 Financial Highlights 7% Revenue $5.5B 4% CC 40 bps Gross Margin 16.5% 8% Operating Profit $228M 4% CC 10 bps OP Margin 4.2% 9% EPS $2.04 6% CC

ManpowerGroup October 2017 4 ManpowerGroup 2017 Third Quarter Results EPS Bridge – Q3 vs. Guidance Midpoint

ManpowerGroup October 2017 5 ManpowerGroup 2017 Third Quarter Results Consolidated Gross Margin Change 16.9% 16.5% Q3 2016 Staffing/Interim Solutions Right Management Q3 2017 -0.4% -0.1% +0.1%

ManpowerGroup October 2017 6 ManpowerGroup 2017 Third Quarter Results Growth █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total Business Line Gross Profit – Q3 2017 $575M 64% $174M 19% $120M 13% $32M 4% $901M 8% 4% CC -2% -4% CC 11% 9% CC -18% -19% CC 5% 2% CC

ManpowerGroup October 2017 7 ManpowerGroup 2017 Third Quarter Results SG&A Expense Bridge – Q3 YoY (in millions of USD) 647.2 672.7 Q3 2016 Currency Acquisitions Operational Impact Q3 2017 +16.9 +5.5 12.7% % of Revenue % of Revenue 12.3% +3.1

ManpowerGroup October 2017 8 ManpowerGroup 2017 Third Quarter Results Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (20% of Revenue) As Reported Q3 Financial Highlights 4% Revenue $1.1B 5% CC 9% OUP $60M 8% CC 60 bps OUP Margin 5.6%

ManpowerGroup October 2017 9 ManpowerGroup 2017 Third Quarter Results Revenue Growth - CC Revenue Growth % of Segment Revenue Americas – Q3 Revenue Growth YoY Average Daily Revenue Growth - CC -9% 21% 4% -4% -9% 15% 20% -6% US Mexico Argentina Other 62% 14% 4% 20% -7% 15% 20%

ManpowerGroup October 2017 10 ManpowerGroup 2017 Third Quarter Results As Reported Q3 Financial Highlights 18% Revenue $2.3B 12% CC 16% OUP $117M 11% CC 0 bps OUP Margin 5.1% Southern Europe Segment (42% of Revenue)

ManpowerGroup October 2017 11 ManpowerGroup 2017 Third Quarter Results (1) Southern Europe – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, revenue for Spain increased 9% (+4% in CC). Average Daily Revenue Growth - CC 16% 29% 17% 15% 10% 23% 12% 9% France Italy Spain Other 64% 17% 8% 11% 12% 25% 14%

ManpowerGroup October 2017 12 ManpowerGroup 2017 Third Quarter Results Northern Europe Segment (25% of Revenue) As Reported Q3 Financial Highlights 5% Revenue $1.4B 1% CC 8% OUP $49M 12% CC 50 bps OUP Margin 3.6%

ManpowerGroup October 2017 13 ManpowerGroup 2017 Third Quarter Results Northern Europe – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, revenue for the Nordics increased 11% (+6% in CC). (1) Average Daily Revenue Growth - CC -8% 15% 13% 6% 7% 20% -8% 9% 7% 0% 2% 12% UK Germany Nordics Netherlands Belgium Other 29% 23% 20% 14% 8% 6% -7% 11% 9% 2% 3%

ManpowerGroup October 2017 14 ManpowerGroup 2017 Third Quarter Results As Reported Q3 Financial Highlights 2% Revenue $665M 4% CC 8% OUP $27M 9% CC 20 bps OUP Margin 4.1% APME Segment (12% of Revenue)

ManpowerGroup October 2017 15 ManpowerGroup 2017 Third Quarter Results APME – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue Average Daily Revenue Growth - CC -5% 0% 9% 3% -3% 8% Japan Australia/NZ Other 32% 24% 44% 3% -3%

ManpowerGroup October 2017 16 ManpowerGroup 2017 Third Quarter Results As Reported Q3 Financial Highlights 19% Revenue $52M 20% CC 8% OUP $8M 8% CC 180 bps OUP Margin 15.7% Right Management Segment (1% of Revenue)

ManpowerGroup October 2017 17 ManpowerGroup 2017 Third Quarter Results Cash Flow Summary – 9 Months YTD (in millions of USD) 2017 2016 Net Earnings 329 316 Non-cash Provisions and Other 138 136 Change in Operating Assets/Liabilities (180) (49) Capital Expenditures (40) (43) Free Cash Flow 247 360 Change in Debt (3) (10) Acquisitions of Businesses, including Contingent Considerations, net of cash acquired (40) (60) Other Equity Transactions 23 (1) Repurchases of Common Stock (178) (463) Dividends Paid (62) (61) Effect of Exchange Rate Changes 70 4 Other 11 4 Change in Cash 68 (227)

ManpowerGroup October 2017 18 ManpowerGroup 2017 Third Quarter Results Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) -221 -231 125 227 109 318 256 923 516 468 855 825 834 891 -300 0 300 600 900 2013 2014 2015 2016 Q1 Q2 Q3 2017 15% 14% 24% 25% 25% 26% 25% 0% 10% 20% 30% 2013 2014 2015 2016 Q1 Q2 Q3 2017

ManpowerGroup October 2017 19 ManpowerGroup 2017 Third Quarter Results (1) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.75 and a fixed charge coverage ratio of 5.13 as of September 30, 2017. As of September 30, 2017, there were $0.8M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $315.5M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 413 - Euro Notes - €400M 1.913% Sep 2022 470 - Revolving Credit Agreement 2.23% Sep 2020 - 599 Uncommitted lines and Other Various Various 40 276 Total Debt 923 875 Debt and Credit Facilities – September 30, 2017 (in millions of USD) (2) (1)

ManpowerGroup October 2017 20 ManpowerGroup 2017 Third Quarter Results Fourth Quarter Outlook Revenue Total Up 11-13% (Up 5-7% CC) Americas Flat/Up 2% (Flat/Down 2% CC) Southern Europe Up 22-24% (Up 12-14% CC) Northern Europe Up 7-9% (Down/Up 1% CC) APME Up 8-10% (Up 6-8% CC) Right Management Down 3-5% (Down 6-8% CC) Gross Profit Margin 16.5 – 16.7% Operating Profit Margin 4.1 – 4.3% Tax Rate 37.0% EPS $2.01 – $2.09 (favorable $0.12 currency)

ManpowerGroup October 2017 21 ManpowerGroup 2017 Third Quarter Results Solid third quarter performance. We continue to balance profitable growth and overall efficiency with continued investments in digital applications and process enhancements to meet the needs of our clients, candidates and employees. Through our strong and connected brands, we provide our clients with successful workforce solutions to help them meet their operational goals. At the same time, we play an important role for individuals looking for employment by helping to provide them good opportunities to utilize and improve their skills. We believe our strategy is well-positioned for today’s economic environment and the trends we see in the Future of Work. We are pleased with our progress, and we see more opportunities for profitable growth in the future. Key Take Aways